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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 10, 2001

                           TLC LASER EYE CENTERS INC.
             (Exact name of registrant as specified in its charter)

        Ontario                       0-29302                   980151150
(State or other jurisdiction      (Commission File           (I.R.S. Employer
   of organization)                   Number)             Identification Number)

        5280 Solar Drive, Suite 300                              L4W 5M8
           Mississauga, Ontario                                (Zip Code)
 (Address of principal executive offices)

       Registrant's telephone number, including area code: (905) 602-2020

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Item 5. Other Events.

            On December 10, 2001, TLC Laser Eye Centers Inc. ("TLC") announced that it has initiated a review of the carrying value of its long-term investment in LaserSight Inc. ("LaserSight") under current accounting guidelines. Based on preliminary analysis, TLC expects to record a write-down in the second quarter of the 2002 fiscal year of approximately $17-20 million to adjust the carrying values of this investment.

            The press release of TLC, issued December 10, 2001, announcing the review of the LaserSight investment is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7. Exhibits

99 Press Release dated December 10, 2001, incorporated herein by reference to TLC's Form 425 filed December 10, 2001.

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, TLC has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 12, 2001

                                       TLC LASER EYE CENTERS INC.


                                       By /s/ Lloyd D. Fiorini
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                                          Lloyd D. Fiorini
                                          General Counsel and Secretary

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                                  EXHIBIT INDEX

Exhibit No.                        Description
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99           Press Release dated December 10, 2001, incorporated herein by reference to TLC's Form 425 filed December 10, 2001.